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                                                                   EXHIBIT 99(f)

                               SECURITY AGREEMENT

                                  April 2, 2003

THIS SECURITY AGREEMENT (this "SECURITY AGREEMENT") is made as of the date first written above by and between Neoprobe Corporation, a Delaware corporation qualified to do business in the State of Ohio, with principal offices located at 425 Metro Place North, Dublin, Ohio 43017 ("DEBTOR"), David C. Bupp a resident of the State of Ohio ("BUPP"), and Donald E. Garlikov, a resident of the State of Ohio ("GARLIKOV") (each of Bupp and Garlikov a "SECURED PARTY," and collectively the "SECURED PARTIES").

         This Security Agreement is entered into with respect to a Senior Secured Note in the principal amount of $250,000 (the "SENIOR NOTE") delivered to Bupp (a) by Debtor pursuant to a 8.5% Senior Secured Note Purchase Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof (the "SENIOR PURCHASE AGREEMENT") dated the same date as this Security Agreement, and (b) a 9.5% Secured Convertible Note of even date herewith in the principal amount of $250,000 (the "CONVERTIBLE NOTE" and collectively with the Senior Note, the "NOTES", and individually a "NOTE") delivered to Garlikov by Debtor pursuant to a 9.5% Secured Note Convertible Note Purchase Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof (the "CONVERTIBLE PURCHASE AGREEMENT", and collectively with the Senior Purchase Agreement, the "PURCHASE AGREEMENTS" and individually a "PURCHASE AGREEMENT").

         Capitalized terms not otherwise defined herein shall have the meaning(s) ascribed to them in the Purchase Agreement.

         Secured Party and Debtor agree as follows:

SECTION 1.        DEFINITIONS.

         1.1 "Collateral" means all of Debtor's chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, Intellectual Property, Inventory, letters of credit, and all sums on deposit in any account,; together with
                  (a) all substitutions and replacements for and products of any of the foregoing; (b) in the case of all goods, all accessions; (c) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (d) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (e) all collateral subject to any lien granted by Debtor to the Secured Party; (f) any money, or other assets of Debtor that now or hereafter come into the possession, custody, or control of the Secured Party; (g) all books, records, ledger cards and other property pertaining to any of the foregoing, and any equipment on which any such items are stored or maintained; and (h) proceeds of any and all of the foregoing; ; provided, however, that the Collateral shall not include any accounts of Debtor, as such term is defined in the UCC.

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         1.2      "Equipment" means all of Debtor's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to a Secured Party by Debtor, and whether located on real estate owned or leased by Debtor or otherwise.

         1.3 "General Intangibles" means all of Debtor's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all Intellectual Property, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use Debtor's name, and the goodwill of Debtor's business.

         1.4 "Intellectual Property" means (a) trademarks, trademark registrations, trade names and trademark applications for any of the foregoing in the United States Patent and Trademark Office or in any other office or with any other official anywhere in the world or which are used in the United States or any state, territory or possession thereof, or in any other place, nation or jurisdiction anywhere in the world, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing trademarks, and trademark registrations, trade names, service marks, service mark registration and applications, together with the items described in clauses (i) through (iv in this subparagraph (a), are sometimes hereinafter individually and/or collectively referred to as the "TRADEMARKS"); (b) license agreements with any other party in connection with any Trademarks or such other party's trademarks or trademark applications, whether Debtor is a licensor or licensee under any such license agreement, and the right to prepare for sale, sell and advertise for sale, all of the inventory now or hereafter owned by Debtor and now or hereafter covered by such license agreements (all of the foregoing being hereinafter referred to collectively as the "LICENSES"); (c) the goodwill of Debtor's business connected with and symbolized by the Trademarks, and
                  (d) patents and patent applications in the United States Patent and Trademark Office or in any other office or with any other official anywhere in the world or which are used in the United States or any state, territory or possession thereof, or in any other place, nation or jurisdiction anywhere in the world, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future

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                  infringements thereof, and (iv) all rights corresponding
                  thereto throughout the world.

         1.5 "Inventory" means all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in the business of Debtor or used in connection with the manufacturing, packing, shipping, advertising, selling or finishing of such goods, merchandise and other personal property, and all goods, merchandise and other personal property whenever located, to be furnished by the Debtor under any contract or contract for service or held for sale or lease, whether now owned or hereafter acquired, and all documents of title or other documents representing the foregoing.

         1.6      "Obligations." This Security Agreement secures the following:

                  (a) Debtor's obligations under the Notes and this Security Agreement;

                  (b) the repayment of (i) any amounts that a Secured Party may advance or spend for the maintenance or preservation of the Collateral, and (ii) any other expenditures that a Secured Party may make under the provisions of this Security Agreement or for the benefit of Debtor;

                  (c) all amounts owed under any modifications, renewals or extensions of any of the foregoing obligations; and

                  (d) any of the foregoing that arises after the filing of a petition by or against Debtor under the Bankruptcy Code, even if the obligations do not accrue because of the automatic stay under Bankruptcy Code Section 362 or otherwise.

         1.7      "Permitted Liens" means:

                  (a) liens on Accounts (as defined in the UCC) securing obligations of Debtor to Banks;

                  (b)      liens existing on the date hereof and listed on
                  Schedule 1.5;

                  (c) liens for taxes, assessments or charges imposed on Debtor or any of its property by any governmental authority not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of Debtor, in accordance with GAAP or liens for such taxes, assessments or charges which are otherwise permitted under this paragraph;

                  (d) statutory liens of carriers, warehousemen, mechanics, materialmen, repairmen, or other like liens arising in the ordinary course of business, which are

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                  not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings;

                  (e) pledges or deposits required in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (f) liens incurred on deposits to secure the performance of tenders, bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and return-of-money bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (g) liens in favor of customs and revenue authorities arising as a matter of law and to secure payment of customs duties in connection with the importation of goods

                  (h) liens securing obligations of Debtor (i) in respect of goods purchased for resale in the ordinary course of business as long as no UCC financing statements are filed concerning such goods or (ii) under true consignment arrangements in which Debtor is the consignee, pursuant to which UCC financing statements may be filed;

                  (i) liens of landlords or mortgagees of landlords on fixtures and movable property located on premises leased in the ordinary course of business, provided that the rental payments secured thereby are not yet due; and

                  (j) purchase money liens for Equipment and Inventory in an amount not to exceed $100,000 in the aggregate at any one time.

         1.8 "UCC" Any term used in the Uniform Commercial Code as enacted in the State of Ohio or the State where the Collateral is located and not defined in this Security Agreement has the meaning (as amended from time to time) given to the term in the UCC.

SECTION 2.        GRANT OF SECURITY INTEREST.

         2.1 Security Interest. Debtor grants a security interest in the Collateral to each Secured Party, to secure the payment or performance of the Obligations.

         2.2 Debtor Remains Liable. Anything herein to the contrary notwithstanding, (a) Debtor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by a Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral, and (c) a Secured Party shall not have any obligation or liability under any contracts,

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                  agreements and other documents included in the Collateral by reason of this Security Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

SECTION 3.        PERFECTION OF SECURITY INTEREST.

         3.1      Filing of Financing Statement.

                  (a) Debtor shall execute and deliver to the Secured Party concurrently with the execution of this Security Agreement, and Debtor hereby authorizes the Secured Party to file (with or without Debtor's signature) at any time and from time to time thereafter, all financing statements, continuation financing statements, termination statements, security agreements, assignments, warehouse receipts, documents of title, affidavits, reports, notices, schedules of account, letters of authority and all other documents and instruments, in form satisfactory to the Secured Party (the "FINANCING STATEMENTS"), and take all other action, as each Secured Party may request, to perfect and continue perfected, maintain the priority of or provide notice of each Secured Party's security interest in the Collateral and to accomplish the purposes of this Security Agreement.

                  (b) Each Secured Party's security interest in the Collateral is prior to all other security interests, excepting only the Permitted Liens.

         3.2      Possession.

                  (a) Debtor shall have possession of the Collateral, except where expressly otherwise provided in this Security Agreement.

                  (b) Where Collateral is in the possession of a third party, Debtor will join with each Secured Party in notifying the third party of each Secured Party's security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of each Secured Party.

SECTION 4.        POST-CLOSING COVENANTS AND RIGHTS CONCERNING THE COLLATERAL.

         4.1 Inspection. A Secured Party may inspect any Collateral, at any time upon reasonable notice.

         4.2 Personal Property. The Collateral shall remain personal property at all times. Debtor shall not affix any of the Collateral to any real property in any manner which would change its nature from that of personal property to real property or to a fixture.

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         4.3      Secured Party's Collection Rights. After the occurrence of, and during the continuance of, an Event of Default, a Secured Party shall have the right at any time to enforce Debtor's rights against Debtor's account debtors and obligors to the extent that such is included in the definition of Collateral.

         4.4      Limitations on Obligations Concerning Maintenance of
                  Collateral.

                  (a)      Debtor has the risk of loss of the Collateral.

                  (b) A Secured Party shall have no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

         4.5 No Disposition of Collateral. Each Secured Party does not authorize, and Debtor agrees not to:

                  (a) make any sales or leases of any of the Collateral other than the sale of Inventory or other Collateral in the normal course of Debtor's business;

                  (b) license any of the Collateral, except that Debtor may grant licenses in its Intellectual Property in the ordinary course of its business; or

                  (c) grant any other security interest in any of the Collateral, except for Permitted Liens.

SECTION 5.        DEBTOR'S REPRESENTATIONS AND WARRANTIES.

         Debtor warrants and represents that:

         5.1 Title to and Transfer of Collateral. Debtor has rights in or power to transfer the Collateral and Debtor is, and will continue to be, the sole and complete owner of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in such Collateral, will be the sole and complete owner thereof), free from any lien except for Permitted Liens, or as created by this Security Agreement.

         5.2      Location, State of Incorporation, and Name of Debtor.

                  (a) Debtor's chief executive office is located at 425 Metro Place North, Suite 300, Dublin, Ohio 43017 in the State of Ohio, county of Franklin, and all Collateral is located at such address or at the addresses set forth on Schedule 5.2 ;

                  (b) Debtor's state of incorporation is the State of Delaware; and

                  (c) Debtor's exact legal name is as set forth in the first paragraph of this Security Agreement.

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                  (d)      Debtor has not, at any time in the past two years:
                  (i) been known as or used any other corporate, trade or fictitious name; (ii) changed its name; (iii) been the surviving or resulting corporation in a merger or consolidation; or (iv) acquired through asset purchase or otherwise any business of any person with a purchase price in excess of $1 million, except for the acquisition of Biosonix Ltd.

         5.3      Enforceability of Security Interest.

                  (a) This Security Agreement creates a security interest which is enforceable against the Collateral in which Debtor now has rights and will create a security interest which is enforceable against the Collateral in which Debtor hereafter acquires rights at the time Debtor acquires any such rights; and

                  (b) Upon the filing of Financing Statements in the appropriate filing offices in each jurisdiction identified in
                  Schedule 5.2 where Collateral is located and except for Permitted Liens, each Secured Party has a perfected and first priority security interest in the Collateral in which Debtor now has rights, and will have a perfected and first priority security interest in the Collateral in which Debtor hereafter acquires rights at the time Debtor acquires any such rights, in each case securing the payment and performance of the Obligations and in each case in which a security interest can be filed by the filing of a Financing Statement.

         5.4 Other Financing Statements. Other than (a) Financing Statements disclosed to each Secured Party prior to the date hereof and (b) Financing Statements in favor of each Secured Party on behalf of itself, no effective Financing Statement naming Debtor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file in any filing or recording office in any jurisdiction.

SECTION 6.        DEBTOR'S COVENANTS.

         Until the Obligations are paid in full, Debtor agrees that it will preserve its corporate existence, and without the prior written consent of each Secured Party (which shall not be unreasonably withheld):

         6.1 Change State of Incorporation. Will not change the state of its incorporation;

         6.2      Change Corporate Name. Will not change its corporate name; and

         6.3 Change Chief Executive Office. Will not change the location of its chief executive office or the place where any material portion of the Collateral is located.

         6.4 Defense of Collateral. Will appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or the

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                  Secured Party's right or interest in, the Collateral
                  consistent with customary and prudent business practices.

         6.5 Preservation of Collateral. Will do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the value of the Collateral.

         6.6 Compliance with Laws, Etc. Will comply with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral if the noncompliance therewith could reasonably result in a material adverse effect on Debtor.

         6.7 Maintenance of Records. Will keep separate, accurate and complete books with respect to the Collateral.

         6.8 Disposition of Collateral. Will not surrender or lose possession of (other than to the Secured Party), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except in the ordinary course of business.

         6.9 Liens. Will keep the Collateral free of all liens except Permitted Liens and liens created pursuant to this Security Agreement.

         6.10 Expenses. Will pay all validly assessed or incurred expenses of protecting, storing, warehousing, insuring, handling and shipping the Collateral.

         6.11 Inventory. Following the occurrence and during the continuance of any Event of Default, will: (a) if requested by a Secured Party, prepare and deliver to each Secured Party a report of all Inventory, in form and substance satisfactory to each Secured Party; (b) (i) other than with respect to any Inventory in the possession of a subcontractor of Debtor, not store any material portion of Inventory with a bailee, warehouseman or similar person or on premises leased to Debtor without prior notice to each Secured Party and (ii), except with respect to demonstration models, Inventory transferred as upgrades to existing customers and Inventory shipped to customers awaiting customer acceptance, in each instance in the ordinary course of Debtor's business, not dispose of any material portion of Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or similar basis, nor acquire any material portion of Inventory from any person on any such basis without in each case giving the Secured Party prior written notice thereof.

         6.12 Notices, Reports and Information. Following the occurrence and during the continuance of any Event of Default, will (a) notify each Secured Party of any

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                  material claim made or asserted against the Collateral by any person and of any change in the basic nature of the Collateral or other event which could materially adversely affect the value of the Collateral or a Secured Party's lien thereon (other than commodity fluctuations affecting Debtor's industry generally); (b) furnish to each Secured Party such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as a Secured Party may reasonably request, all in reasonable detail; and (c) upon request of a Secured Party make such demands and requests for information and reports as Debtor is entitled to make in respect of the Collateral.

         6.13     Insurance.

                  (a) Shall carry and maintain in full force and effect, at the expense of Debtor and with financially sound and reputable insurance companies, insurance with respect to the Inventory in such amounts, with such deductibles and covering such risks as is customarily carried by persons engaged in the same or similar business. Following the occurrence and during the continuance of any Event of Default, and upon the request of a Secured Party, Debtor shall furnish each Secured Party with full information as to such insurance carried by it and, if so requested, copies of all such insurance policies.

                  (b) Following the occurrence and during the continuance of any Event of Default, if any material amount of Inventory shall be materially damaged or destroyed, in whole or in part, by fire or other casualty, Debtor shall give prompt notice thereof to each Secured Party. No settlement on account of any loss on any such Inventory covered by insurance shall be made for less than net book value without the consent of each Secured Party, which shall not be unreasonably withheld. Any payment exceeding $25,000 at any time made to Debtor by any insurer with respect to a casualty relating to all or any part of the Collateral shall be, at the Debtor's option, (i) paid equally to the Secured Parties for application to the Obligations, or (ii) reinvested in the production of Inventory constituting Collateral hereunder, in each case, within 90 days of Debtor's receipt of such insurance payment (it being understood that Debtor may elect to make payment to each Secured Party under the preceding clause (i), reinvest the applicable insurance proceeds under the preceding clause (ii), or a combination of both).

SECTION 7. COSTS AND EXPENSES. Debtor agrees to pay or reimburse on demand:

         7.1 Out of Pocket Expenses. Following the occurrence and during the continuance of any Event of Default, the reasonable out-of-pocket costs and expenses of each Secured Party (including reasonable attorney fees and expenses and search, recording and filing fees and expenses, provided, that the Secured Party shall deliver reasonably detailed statements for such fees and expenses); and in addition, Debtor will pay any such costs and expenses incurred by each Secured

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                  Party in connection with any amendments, modifications or
                  waivers of the terms of this Security Agreement requested by Debtor;

         7.2 Title Appraisal, etc. Following the occurrence and during the continuance of any Event of Default, all title, appraisal (including the allocated costs of internal appraisal services, provided, that the Secured Party requesting same shall deliver reasonably detailed statements for such fees and expenses), survey, audit, consulting and similar fees, costs and expenses incurred or sustained by a Secured Party in connection with this Security Agreement or the Collateral; and

         7.3 Search Fees, etc. Following the occurrence and during the continuance of any Event of Default, all costs and expenses of each Secured Party, (including reasonable attorney fees and expenses and search, recording and filing fees and expenses, provided, that the Secured Party shall deliver reasonably detailed statements for such fees and expenses), in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Security Agreement, any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral, and any and all losses, costs and expenses sustained by a Secured Party as a result of any failure by Debtor to perform or observe its obligations contained herein.

SECTION 8. INTERCREDITOR AGREEMENT. Irrespective of any statement contained in the Note or the Purchase Agreement to the contrary and irrespective of the time, order or method of attachment or perfection of any liens granted thereby or the time or order of filing or recording of financing statements or any other lien, and irrespective of anything contained in any filing or agreement to which any of the Secured Parties may now or hereafter be a party, the Secured Parties hereby agree among themselves that the priorities to be accorded to their respective liens in the Collateral shall be equal. So long as any of the Obligations are outstanding, the Secured Parties shall act jointly in regard to making all determinations, taking all actions and otherwise carrying out any provision of this Agreement. For so long as any of the Obligations now or hereafter owed to the Secured Parties remain outstanding, neither Secured Party shall have the right or the option, without providing notice to and receiving the consent of the other Secured Party, to amend, waive or modify any of the terms or provisions of the Note or Purchase Agreement including without limitation (a) any term or provision regarding the time or method of repayment, (b) the terms upon which such repayment may occur, (c) the amount of periodic payments or (d) the allocation of principal and interest among such payments. Each Secured Party hereby agrees to indemnify the other Secured Party, its successors and assigns harmless from and against any and all claims, liabilities, damages, losses, costs and expenses, including without limitation, reasonable counsel fees, resulting from one Secured Party's exercise of any rights or privileges as a secured party with respect to any of the Collateral or

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                  any proceeds thereof provided that such Secured Party acted with the approval of the other Secured Party and did not act or omit to act in a grossly negligent or reckless manner, or with an intent to cause damage.

SECTION 9.        REMEDIES UPON DEFAULT.

         9.1 General. Upon any Event of Default, the Secured Parties may jointly pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce or satisfy any Obligations then owing, whether by acceleration or otherwise.

         9.2 Specific Remedies. Following the occurrence and during the continuance of any Event of Default, the Secured Parties shall have, in addition to all other rights and remedies granted to it in this Security Agreement, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, Debtor agrees that a Secured Party may: (a) peaceably and without notice enter any premises of Debtor, take possession of any Collateral, remove or dispose of all or part of the Collateral on any premises of Debtor or elsewhere, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as such Secured Party may determine;
                  (b) require Debtor to assemble all or any part of the Collateral and make it available to such Secured Party, at any place and time designated by such Secured Party; (c) secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law); (d) sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of Debtor's assets, without charge or liability to such Secured Party therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit or for future delivery without assumption of any credit risk, all as such Secured Party deems advisable; provided, however, that Debtor shall be credited with the net proceeds of sale after application of
                  Section 9.5 only when such proceeds are finally collected by the Secured Party. A Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Debtor hereby releases, to the extent permitted by law. Debtor hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of Debtor set forth in Section 10.3 of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent 10 days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that the Secured Party may provide Debtor shorter notice or no notice, to

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                  the extent permitted by the UCC or other applicable law. A
                  Secured Party shall have no obligation to clean up or otherwise prepare the Collateral for sale. A Secured Party has no obligation to attempt to satisfy these Obligations by collecting them from any other person liable for them and a Secured Party may release, modify or waive any Collateral provided by any other person to secure any of the Obligations, all without affecting such Secured Party's right against Debtor. Debtor waives any right it may have to require a Secured Party to pursue any third person or any of the Obligations. A Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. A Secured Party may sell the Collateral without giving any warranty as to the Collateral. A Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If a Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by such Secured Party, and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, such Secured Party may resell the Collateral and Debtor shall be credited with the net proceeds of the sales after application of Section 9.5.

         9.3 License Upon Default. For the purpose of enabling a Secured Party to exercise its rights and remedies under this Section 9, Debtor grants to each Secured Party, following the occurrence and during the continuance of any Event of Default, an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to Debtor) to use, license or sublicense any Intellectual Property, to enable each Secured Party (among other things) to transfer any of the Intellectual Property or tangible property of Debtor that are included in the Collateral.

         9.4 Proceeds Account. To the extent that any of the Obligations may be contingent, unmatured or unliquidated (including with respect to undrawn amounts under any letters of credit outstanding) at such time as there may exist an Event of Default, a Secured Party may, at his election, (a) retain the proceeds of any sale, collection, disposition or other realization upon the Collateral (or any portion thereof) in a special purpose non-interest-bearing restricted deposit account (the "Proceeds Account") created and maintained by such Secured Party for such purpose (which shall constitute a deposit account included within the Collateral hereunder) until such time as such Secured Party may elect to apply such proceeds to the Obligations, and Debtor agrees that such retention of such proceeds by such Secured Party shall not be deemed strict foreclosure with respect thereto; (b) in any manner elected by a Secured Party, estimate the liquidated amount of any such contingent, unmatured or unliquidated claims and apply the proceeds of the Collateral against such amount; or (c) otherwise proceed in any manner permitted by applicable law. Debtor agrees that the Proceeds Account shall be a blocked account and that upon the irrevocable deposit of funds into the Proceeds Account,

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

                  Debtor shall not have any right of withdrawal with respect to such funds. Accordingly, Debtor irrevocably waives until the termination of this Security Agreement in accordance with its terms the right to make any withdrawal from the Proceeds Account and the right to instruct a Secured Party to honor drafts against the Proceeds Account.

         9.5 Application of Proceeds. Subject to Section 9.4, cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be payable to each Secured Party on a pro-rata basis against all or any part of the Obligations in the following order: (a) first, to any fees due in respect of the Obligations; (b) next, to any interest due in respect of the Obligations; (c) next, to any principal due in respect of the Obligations; and (d) last, to any other Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Debtor or otherwise disposed of in accordance with the UCC or other applicable law. Debtor shall remain liable to each Secured Party for any deficiency which exists after any sale or other disposition or collection of Collateral.

         9.6 Certain Waivers. Debtor waives, to the fullest extent permitted by law, (a) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Obligations; (b) any right to require a Secured Party (i) to proceed against any person,
                  (ii) to exhaust any other collateral or security for any of the Obligations, (iii) to pursue any remedy in a Secured Party's power, or (iv) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral.

SECTION 10.       MISCELLANEOUS.

         10.1       Assignment.

                  (a) This Security Agreement shall bind and shall inure to the benefit of the permitted heirs and assigns of the Secured Party and shall bind all persons who become bound as a debtor to this Security Agreement.

                  (b) No Secured Party consents to any assignment by Debtor except as expressly provided in this Security Agreement.

                  (c) Each Secured Party may assign and transfer its rights and interests under this Security Agreement only pursuant to a permitted assignment or transfer of the Note secured hereby. If an assignment is made, Debtor shall render performance under this Security Agreement to the assignee.

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

         10.2 Severability. Should any provision of this Security Agreement be found to be void, invalid or unenforceable by a court or panel of arbitrators of competent jurisdiction, that finding shall only affect the provisions found to be void, invalid or unenforceable and shall not affect the remaining provisions of this Security Agreement.

         10.3 Notices. Any notice or other communication required or permitted to be given or made under this Security Agreement
                  (a) shall be in writing, and (b) may be delivered by hand delivery, First Class U.S. Mail (regular, certified, registered or expedited delivery), FedEx, UPS Overnight, Airborne or other nationally recognized delivery service, or fax. The addresses for notice for each party and their counsel are set forth in the Purchase Agreement. All notices shall be served upon the parties at said addresses or such other addresses as they may hereafter direct in writing.

         10.4 Headings. Section headings used in this Security Agreement are for convenience only. They are not a part of this Security Agreement and shall not be used in construing it.

         10.5 Governing Law; Jurisdiction. This Security Agreement is being executed and delivered and is intended to be performed in the State of Ohio and shall be construed and enforced in accordance with the laws of the State of Ohio, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Ohio or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of Ohio, except to the extent that the UCC provides for the application of the law of Delaware. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         10.6 Disputes. Any controversy, claim or dispute arising out of or relating to this Security Agreement or the breach, termination, enforceability or validity of this Security Agreement, including the determination of the scope or applicability of the agreement to arbitrate set forth in this
                  Section 10.6 shall be determined exclusively by binding arbitration in the City of Columbus, Ohio. The arbitration shall be governed by the rules and procedures of the American Arbitration Association (the "AAA") under its Commercial Arbitration Rules and its Supplementary Procedures for Large, Complex Disputes; provided that persons eligible to be selected as arbitrators shall be limited to attorneys-at-law each of whom (a) is on the AAA's Large, Complex Case Panel or a Center for Public Resources ("CPR") Panel of Distinguished Neutrals, or has professional credentials comparable to those of the attorneys listed on such AAA and CPR

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

                  Panels, and (b) has actively practiced law (in private or corporate practice or as a member of the judiciary) for at least 15 years in the State of Ohio concentrating in either general commercial litigation or general corporate and commercial matters. Any arbitration proceeding shall be before one arbitrator mutually agreed to by the parties to such proceeding (who shall have the credentials set forth above) or, if the parties are unable to agree to the arbitrator within 15 business days of the initiation of the arbitration proceedings, then by the AAA. No provision of, nor the exercise of any rights under, this Section 10.6 shall limit the right of any party to request and obtain from a court of competent jurisdiction in the State of Ohio, County of Franklin (which shall have exclusive jurisdiction for purposes of this Section 10.6) before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies shall not constitute a waiver of the right of any party, even if it is the plaintiff, to submit the dispute to arbitration if such party would otherwise have such right. Each of the parties hereby submits unconditionally to the exclusive jurisdiction of the state and federal courts located in the County of Franklin, State of Ohio for purposes of this provision, waives objection to the venue of any proceeding in any such court or that any such court provides an inconvenient forum and consents to the service of process upon it in connection with any proceeding instituted under this Section 9.6 in the same manner as provided for the giving of notice under this Security Agreement. Judgment upon the award rendered may be entered in any court having jurisdiction. The parties hereby expressly consent to the nonexclusive jurisdiction of the state and federal courts situated in the County of Franklin, State of Ohio for this purpose and waive objection to the venue of any proceeding in such court or that such court provides an inconvenient forum. The arbitrator shall have the power to award recovery of all costs (including attorneys' fees, administrative fees, arbitrators' fees and court costs) to the prevailing party. The arbitrator shall not have power, by award or otherwise, to vary any of the provisions of this Security Agreement.

         10.7     Rules of Construction.

                  (a) No reference to "proceeds" in this Security Agreement authorizes any sale, transfer, or other disposition of the Collateral by Debtor.

                  (b)      "Includes" and "including" are not limiting.

                  (c)      "Or" is not exclusive.

                  (d)      "All" includes "any" and "any" includes "all."

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

         10.8     Integration and Modifications.

                  (a) This Security Agreement, together with each Note and each Purchase Agreement, constitute the entire agreement of Debtor and each Secured Party concerning the subject matter hereof.

                  (b) Any modifications to this Security Agreement must be made in writing and signed by the party adversely affected.
                  10.9 Waiver. Any party to this Security Agreement may waive the enforcement of any provision to the extent the provision is for its benefit.

         10.10 Further Assurances. Debtor agrees to execute any further documents, and to take any further actions, reasonably requested by a Secured Party to evidence or perfect the security interest granted herein, to maintain the first priority of the security interest or to effectuate the rights granted to a Secured Party herein.

         The parties have signed this Security Agreement as of the day and year first above written at Franklin County, Ohio.

                                             "DEBTOR"

                                             NEOPROBE CORPORATION

                                             By: Brent L. Larson
                                                ----------------------------
                                             Name: Brent L. Larson
                                             Its:  Vice President-Finance

                                             "SECURED PARTIES"

                                                 /s/ David C. Bupp
                                             -------------------------------
                                                     David C. Bupp

                                                 /s/ Donald E. Garlikov
                                             -------------------------------
                                                     Donald E. Garlikov

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